           CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER             EXHIBIT 31.2

            PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, Gary J. Dailey, certify that:

     1.   I have  reviewed  this  quarterly  report  on Form  10-Q  of  Everlast
          Worldwide Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the  registrant  as of,  and for,  the  periods  presented  in this report;

     4.   The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and we have:
               a) designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
               b) evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report our conclusions about the effectiveness of the disclosure controls and  procedures,  as of the end of the period  covered by this report based on such evaluation; and
               c) disclosed  in  this  report  any  change  in  the  registrants internal control over financial reporting that occurred during
                  the   registrant's   most  recent  fiscal   quarter  that  has
                  materially  affected,  or is  reasonably  likely to materially affect,  the  registrant's  internal  control  over  financial reporting; and

     5.   The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation,  to the registrant's  auditors and the audit  committee  of  registrant's  board  of  directors  (or  persons performing the equivalent function):
               a) all significant  deficiencies  and material  weaknesses in the design  or  operation  of  internal  controls  over  financial
                  reporting  which  could  adversely   affect  the  registrant's
                  ability to record,  process,  summarize  and report  financial data and information; and
               b) any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal controls over financial reporting.

                  Date: August 10, 2005             /s/ Gary J. Dailey
                                                    ------------------
                                                    Gary J. Dailey
                                                    Chief Financial Officer